                                                                   EXHIBIT 99
$550,000,000 (APPROXIMATE)                                     SUBJECT TO CHANGE
GREEN TREE FINANCIAL CORPORATION
(SELLER AND SERVICER)
GREEN TREE RECREATIONAL, EQUIPMENT & CONSUMER TRUST 1998-B
(ISSUER)


---------------------------------------------------------------------------------------------------------
                                                       EXPECTED              LEGAL           EXPECTED
                     CLASS        AVG. LIFE            PAYMENT               FINAL            RATINGS
     CLASS            SIZE         TO CALL             WINDOW*              PAYMENT          S&P/FITCH
---------------- --------------- ------------- ------------------------- -------------- -----------------
Class A-1         $83,400,000        0.30          1-8 (7/98-2/99)          7/15/99          A-1+/F-1+
Class A-2        $158,500,000        1.18          8-22 (2/99-4/00)        12/15/04           AAA/AAA
Class A-3        $109,000,000        2.39         22-36 (4/00-6/01)        11/15/10           AAA/AAA
Class A-4         $81,000,000        3.58         36-51 (6/01-9/02)        11/15/13           AAA/AAA
Class A-5         $43,850,000        4.77         51-66 (9/02-12/03)       12/15/13           AAA/AAA
Class A-6         $19,250,000        5.94        66-78 (12/03-12/04)       12/15/13            AA/AA
Class A-7         $22,000,000        6.46             78 (12/04)           10/15/18             A/A
Class B-1         $16,500,000        6.46             78 (12/04)           12/15/18           BBB/BBB
Class B-2         $16,500,000        6.46             78 (12/04)           12/15/18          BBB-/BBB
---------------------------------------------------------------------------------------------------------

SELLER/SERVICER:          Green Tree Financial Corporation

TRANSACTION:              Green Tree Recreational, Equipment, & Consumer Trust
                          1998-B

INDENTURE TRUSTEE:        U.S. Bank Trust National Association

OWNER TRUSTEE:            Wilmington Trust Company

UNDERWRITERS:             J.P. Morgan & Co. (Lead), Lehman Brothers

CUT-OFF DATE:             June 1, 1998 (or date of origination, if later)

EXP. PRICING:             June 18/19, 1998

EXP. SETTLEMENT:          June 29, 1998

DISTRIBUTION DATE:        The 15th day of each month (or if such 15th day is
                          not a business day, the next succeeding
                          business day), commencing on  July 15, 1998.

ERISA: Class A-1 through A-7 are ERISA eligible, Class B-1 and Class B-2 are not ERISA eligible

PRODUCT                                                BASE CASE PREPAYMENT RATE
-------                                                -------------------------
Horse Trailers, Sport Vehicles,
  Keyboard Instruments,
  Recreational Vehicles                                                18% CPR
Marine                                                                100% (1)
Motorcycles and Aircraft                                               30% CPR
Trucks                                                                1.4% ABS

(1) Prepayment rate for the marine asset class ramps up from 0% CPR to 14% CPR by month 12, and remains at 14% CPR thereafter.


                                                                               1

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                            DESCRIPTION OF THE NOTES
DISTRIBUTIONS

     Noteholders will be entitled to receive distributions of interest and principal on the 15th day of each month (or if the 15th is not a business day, the next business day thereafter) (a "Distribution Date") commencing in July 1998, to the extent that funds available are sufficient therefor. On each Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute from the Collection Account the Amount Available in the following order of priority:

     1. If Green Tree or an affiliate is no longer the Servicer, then to the Servicer, the Monthly Servicing Fee for the related Monthly Period.

     2. To the Servicer, reimbursement for advances made with respect to delinquent payments that were recovered during the prior Monthly Period.

     3. To the Note Distribution Account, all accrued interest on the Senior Notes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes).

     4. To the Note Distribution Account (or, if all the Notes have been paid in full, to the Certificate Distribution Account), the First Priority Principal Distribution Amount, if any.

     5. To the Note Distribution Account, all accrued interest on the Class A-6 Notes.

     6. To the Note Distribution Account (or, if all the Notes have been paid in full, to the Certificate Distribution Account), the Second Priority Principal Distribution Amount, if any.

     7. To the Note Distribution Account, all accrued interest on the Class A-7 Notes.

     8. To the Note Distribution Account (or, if all the Notes have been paid in full, to the Certificate Distribution Account), the Third Priority Principal Distribution Amount, if any.

     9. To the Certificate Distribution Account, all accrued interest on the Class B-1 Certificates;

     10. To the Note Distribution Account (or, if all the Notes have been paid in full, to the Certificate Distribution Account), the Fourth Priority Principal Distribution Amount, if any.

     11. To the Note Distribution Account (or, if all the Notes have been paid in full, to the Certificate Distribution Account), the Total Principal Distribution Amount.

     12. To the Certificate Distribution Account, all accrued interest on the Class B-2 Certificates.

     13. To the Certificate Distribution Account, the Total Principal Distribution Amount (for payment to the Class B-2 Certificates, if the Notes and the Class B-1 Certificates have been paid in full).

     14. To Green Tree, any remaining amount as the Monthly Servicing and Guaranty Fee.

INTEREST
     Interest on the Principal Balance of each Class of Notes will accrue from the closing date, or from the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date, at the Interest Rate for such Class. The "Principal Balance" of any Class of Notes as of any Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Noteholders of such Class in respect of principal.

     Interest on the Class A-1 Notes will be calculated on the basis of actual days elapsed in a 360-day year. Interest on all other Classes of Notes will be calculated on the basis of a 360-day year of twelve 30-day months. In the event the remaining funds available are not sufficient to make a full distribution of interest on a Class of Notes, the remaining funds available will be applied to the payment of interest on the Class of Notes and the amount of the shortfall will be added to the amount of interest payable on the Class of Notes on the next Distribution Date. Any amount so carried forward will bear interest at the Note Class Interest Rate, to the extent legally permissible.

     Interest will be paid on the Senior Notes on each Distribution Date to the extent of funds available on such Distribution Date. In the event the funds available are not sufficient to make a full distribution of interest on the Senior Notes, the funds available will be applied pro rata to each Class of Senior Notes based on the amount payable to each such Class.

     Interest will be paid on the Class A-6 Notes on each Distribution Date, to the extent of the remaining funds available on such Distribution Date after payment of (i) all interest accrued on the Senior Notes and (ii) the First Priority Principal Distribution Amount, if any.

     Interest will be paid on the Class A-7 Notes on each Distribution Date, to the extent of the remaining funds available on such



                                                                               2

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Distribution Date after payment of (i) all interest accrued on the Senior Notes,
(ii) the First Priority Principal Distribution Amount (if any), (iii) all interest accrued on the Class A-6 Notes, and (iv) the Second Priority Principal Distribution Amount, if any

PRINCIPAL
     Noteholders will be entitled to receive on each Distribution Date as payment of principal, in the manner and order of priority set forth below, an amount equal to the Total Principal Distribution Amount for such Distribution Date. Such amount will paid as principal on the Class A-1 Notes until the Class A-1 Notes have been paid in full, then on the Class A-2 Notes until the Class A-2 Notes have been paid in full, and so on until the Class A-7 Notes have been paid in full.

     The "Total Principal Distribution Amount" for any Distribution Date will equal:


 (i) the Formula Principal Distribution Amount for such Distribution Date (described below), plus

 (ii) the aggregate of all Formula Principal Shortfalls, if any, for prior Distribution Dates (described below), plus

(iii) the First Priority Principal Distribution Amount, if any (as described below), the Second Priority Principal Distribution Amount, if any (as described below), the Third Priority Principal Distribution Amount, if any (as described below), and the Fourth Priority Principal Distribution Amount (as described below) for such Distribution Date, minus

 (iv) all amounts actually paid on the Notes and Certificates on prior Distribution Dates in respect of a First Priority Principal Distribution Amount, Second Priority Principal Distribution Amount, Third Priority Principal Distribution Amount, or Fourth Priority Principal Distribution Amount.

     The "Formula Principal Distribution Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period (as defined below), in each case computed in accordance with the method specified in each Contract:

 (i) all scheduled payments of principal due on each outstanding Contract during the related Monthly Period (after adjustments for previous Partial Principal Prepayments and after any adjustments to a Contract's amortization schedule as a result of a bankruptcy or similar proceeding involving the related Obligor),

 (ii) the Scheduled Principal Balance (as defined below) of each Contract which, during the related Monthly Period, was purchased by Green Tree pursuant to the Sale and Servicing Agreement on account of a breach of a representation or warranty,

(iii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received on Contracts during the related Monthly Period,

 (iv) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (as defined below) during the related Monthly Period, plus the amount of any reduction in the outstanding principal balance of a Contract during such Monthly Period ordered as a result of a bankruptcy or similar proceeding involving the related Obligor,

  (v) all collections in respect of principal on the Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which such Distribution Date occurs), minus

 (vi) with respect to all Distribution Dates other than the Distribution Date in July 1998, all collections of principal on the Contracts received during the related Monthly Period up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

     In the event the remaining funds available for such Distribution Date are not sufficient to make a full distribution of the Formula Principal Distribution Amount, the amount of such deficiency (the "Formula Principal Shortfall" for such Distribution Date) will be added to the Total Principal Distribution Amount for the next Distribution Date.

     In the unlikely event that on any Distribution Date, (i) the aggregate Principal Balance of the Senior Notes, is greater than (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "First Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes but prior to the payment of interest then payable on the Class A-6 Notes.

     Similarly, in the event that on any Distribution Date, (i) the aggregate Principal Balance of the Senior Notes plus the Principal

                                                                               3

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Balance of the Class A-6 Notes, minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, is greater than (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Second Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes or Certificates then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount and all interest then payable on the Class A-6 Notes, but prior to the payment of interest then payable on the Class A-7 Notes.

     Similarly, in the event that on any Distribution Date, (i) the aggregate Principal Balance of the Senior Notes minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, and minus the amount of any Second Priority Principal Distribution Amount paid on such Distribution Date, plus the Principal Balance of the Class A-6 Notes plus the Principal Balance of the Class A-7 Notes, is greater than (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Third Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes or Certificates then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount, all interest then payable on the Class A-6 Notes, the Second Priority Principal Distribution Amount and all interest then payable on the Class A-7 Notes, but prior to the payment of interest then payable on the Class B-1 Certificates.

     Similarly, in the event that on any Distribution Date, (i) the aggregate Principal Balance of the Notes plus the Principal Balance of the Class B-1 Certificates, minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, minus the amount of any Second Priority Principal Distribution Amount paid on such Distribution Date, and minus the amount of any Third Priority Principal Distribution Amount paid on such Distribution Date, is greater than (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Fourth Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes or Certificates then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount, all interest then payable on the Class A-6 Notes, the Second Priority Principal Distribution Amount, all interest then payable on the Class A-7 Notes, the Third Priority Principal Distribution Amount and all interest then payable on the Class B-1 Certificates, but prior to the payment of the Formula Principal Distribution Amount.

A "Liquidated Contract" means any defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract through the date of disposition of the related Product have been recovered or any defaulted Contract in respect of which the related Product has been realized upon and disposed of and the proceeds of such disposition have been received. A "Defaulted Contract" is any Contract as to which the Servicer has commenced repossession procedures or assigned such Contract to a third party for repossession or other enforcement, but which has not become a Liquidated Contract.

                         DESCRIPTION OF THE CERTIFICATES

DISTRIBUTIONS
     Certificateholders will be entitled to receive on each Distribution Date commencing in July 1998, to the extent that funds available together with the Guaranty Payment described below are sufficient therefor, distributions of interest and principal in the manner and order of priority set forth below.

CLASS B-1 INTEREST
     Interest on the Principal Balance of the Class B-1 Certificates will accrue from the closing date or from the most recent Distribution Date, to but excluding the following Distribution Date, at the Class B-1 Pass-Through Rate. The "Class B-1 Principal Balance" as of any Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Class B-1 Certificateholders in respect of principal.

     Interest will be calculated for Class B-1 Certificates on the basis of a 360-day year of twelve 30-day months. Interest will be paid on the Class B-1 Certificates on each Distribution Date to the extent of funds available on such Distribution Date, after payment

                                                                               4

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

of (i) interest on the Notes, (ii) the First Priority Principal Distribution Amount (if any), (iii) the Second Priority Principal Distribution Amount (if any) and (iv) the Third Priority Principal Distribution Amount (if any).

     In the event the remaining funds available are not sufficient to make a full distribution of interest on the Class B-1 Certificates, the remaining funds available will be applied to the payment of interest on such Class and the amount of the shortfall will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class B-1 Pass-Through Rate to the extent legally permissible.

CLASS B-1 PRINCIPAL
     No distributions of principal on the Class B-1 Certificates will be payable until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal will be paid on the Class B-1 Certificates in an amount equal to the Total Principal Distribution Amount for such Distribution Date, to the extent of funds available on such Distribution Date after payment of interest on the Class B-1 Certificates.

CLASS B-2 INTEREST
     Interest on the Principal Balance of the Class B-2 Certificates will accrue from the closing date, or from the most recent Distribution Date, to but excluding the following Distribution Date, at the Class B-2 Pass-Through Rate. The "Class B-2 Principal Balance" as of any Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Class B-2 Certificateholders in respect of principal.

     Interest will be calculated for Class B-2 Certificates on the basis of a 360-day year of twelve 30-day months. Interest will be paid on the Class B-2 Certificates on each Distribution Date to the extent of funds available on such Distribution Date, after payment of all interest and principal then payable on the Notes and the Class B-1 Certificates.

     In the event the remaining funds available are not sufficient to make a full distribution of interest on the Class B-2 Certificates, the remaining funds available will be applied to the payment of interest on such Class and the amount of the shortfall will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL
     No distributions of principal on the Class B-2 Certificates will be payable until all of the Class B-1 Certificates have been paid in full (other than a Class B-2 Principal Liquidation Loss paid by Green Tree pursuant to the Limited Guaranty). On each Distribution Date commencing on the Distribution Date on which the Class B-1 Certificates are paid in full, principal will be paid on the Class B-2 Certificates in an amount equal to the Total Principal Distribution Amount for such Distribution Date, to the extent of funds available on such Distribution Date after payment of interest on the Class B-2 Certificates.

LIMITED GUARANTY
     If the Pool Scheduled Principal Balance for any Distribution Date is less than the sum of the aggregate outstanding Principal Balance of the Notes and the Certificates after giving effect to all distributions of principal on such Distribution Date, then Green Tree will be obligated to pay the amount of such deficiency (a "Class B-2 Principal Liquidation Loss") under the Limited Guaranty. If Green Tree should fail to pay such amount, however, the Class B-2 Principal Balance would not be reduced and interest would continue to accrue on the full Class B-2 Principal Balance. Securityholders would, however, be entitled to receive such unpaid amount as part of the Total Principal Distribution Amount prior to any payment of the Monthly Servicing and Guaranty Fee to Green Tree on any subsequent Distribution Date.

     In order to mitigate the effect of the subordination of the Class B-2 Certificates and the effect of liquidation losses and delinquencies on the Contracts, the Class B-2 Certificateholders are entitled to receive on each Distribution Date the amount equal to the Guaranty Payment, if any, under Green Tree's Limited Guaranty. The Guaranty Payment for any Distribution Date will equal the difference, if any, between the Class B-2 Distributable Amount and the remaining funds available in the Collection Account after payment of all interest and principal on the Notes and Class B-1 Certificates. The "Class B-2 Distributable Amount" equals the unpaid and accrued interest on the Class B-2 Certificates, plus on each Distribution Date commencing on the Distribution Date on which the Notes and Class B-1 Certificates are paid in full, principal in an amount equal to the Total Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Class B-1 Certificates are paid in full, the portion thereof

                                                                               5

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

payable on the Class B-1 Certificates), plus any Class B-2 Principal Liquidation Loss for such Distribution Date

     The Limited Guaranty will be an unsecured general obligation of Green Tree and will not be supported by any letter of credit or other enhancement arrangement. The ratings assigned to the Certificates may be affected by the ratings of Green Tree's debt securities. Green Tree's senior debt securities were recently downgraded by S&P to "BBB-" and by Fitch to "BBB," which has been reflected in the ratings assigned to the Class B-2 Certificates.

                      OPTIONAL REDEMPTION AND AUCTION SALE

     The Notes and Certificates will be redeemed in whole, but not in part, on any Distribution Date on which Green Tree exercises its option to purchase the Contracts. Green Tree may purchase the Contracts when the Pool Scheduled Principal Balance has declined to 10% or less of the Cutoff Date Pool Principal Balance. Such redemption would effect early retirement of the Class A-7 Notes, the Class B-1 Certificates and the Class B-2 Certificates. The redemption price will be equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon.

     If neither Green Tree nor the Servicer has exercised its repurchase option, as described above, then after the third Distribution Date as of which the Pool Scheduled Principal Balance is 10% or less of the Cutoff Date Pool Principal Balance, the Indenture Trustee (or Owner Trustee, as applicable) shall solicit bids for the purchase of the Contracts remaining in the Trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to Securityholders, in the same order of priority as collections received in respect of the Contracts, on the second Distribution Date succeeding such Distribution Date, which will result in the early retirement of the Class A-7 Notes, Class B-1 Certificates and Class B-2 Certificates. If satisfactory bids are not received, the Indenture Trustee (or Owner Trustee, as applicable) shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts.



                                                                               6

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                                THE CONTRACT POOL
GENERAL

     This Prospectus Supplement contains information regarding the Initial Contracts, which were originated through May 29, 1998 and will be transferred to the Trust on the Closing Date. The information for each Initial Contract is as of the Cutoff Date for such Initial Contract. The Initial Contracts had an aggregate principal balance as of the Cutoff Date of $403,537,828.44.

     The Initial Contracts (i) had a remaining maturity, as of the Cutoff Date, of at least 8 months, but not more than 240 months, (ii) had an original maturity of at least 12 months, but not more than 240 months, (iii) had an original principal balance of at least $1,075.00 and not more than $2,977,573.00, (iv) had a remaining principal balance as of the Cutoff Date of at least $1,003.39 and not more than $2,977,573.00 and (v) had a contractual rate of interest ("Contract Rate") of at least 3.01% and not more than 21.68%. Neither Green Tree nor the Servicer may substitute other contracts for the Contracts at any time during the term of the Sale and Servicing Agreement.

                      CHARACTERISTICS OF INITIAL CONTRACTS

                                                                    % OF                             WEIGHTED            WEIGHTED
                                                                   CUTOFF                  WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                          NUMBER       % OF         SCHEDULED     DATE POOL      AVERAGE    AVERAGE  ORIGINAL    AVERAGE LOAN-TO-
                            OF       CONTRACT       PRINCIPAL     PRINCIPAL     PRINCIPAL  REMAINING SCHEDULED  CONTRACT  VALUE
ASSET TYPE              CONTRACTS      POOL          BALANCE       BALANCE       BALANCE    TERM (1)   TERM       RATE    RATIO
----------              ---------    --------    ---------------   -------    ------------  -------  --------   -------- --------
Aircraft ............       218         1.07%    $ 46,942,021.28     11.63%   $ 215,330.37    154       155        8.93     89%
Trucks ..............     1,265         6.18      110,743,198.95     27.45       87,544.03     56        56        9.90     94
Recreational Vehicles     4,097        20.03       86,358,567.90     21.40       21,078.49    157       157        9.69     84
Motorcycles .........     5,754        28.12       50,733,089.59     12.57        8,817.01     66        66       12.91     84
Keyboard Instruments        357         1.75        4,268,631.18      1.06       11,956.95     95        96       10.89     81
Marine Products .....     4,616        22.57       76,203,991.62     18.88       16,508.66    144       144       10.19     85
Horsetrailers .......     1,729         8.45       16,526,054.98      4.10        9,558.16    114       114       11.09     84
Sport Vehicles ......     2,420        11.83       11,762,272.94      2.91        4,860.44     52        53       15.11     86
                         ------       ------     ---------------    ------    ------------    ---       ---       -----     --
    Total ...........    20,456       100.00%    $403,537,828.44    100.00%   $  19,727.11    109       110       10.39     88%
                         ======       ======     ===============    ======    ============    ===       ===       =====     ==

(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.

                  GEOGRAPHIC CONCENTRATION OF INITIAL CONTRACTS


                                                                                 % OF
                                                                          INITIAL CONTRACTS
                        NUMBER OF                                           BY OUTSTANDING
                      CONTRACTS AS     % OF NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE
TOP TEN STATES (1)   OF CUTOFF DATE    OF CONTRACTS   AS OF CUTOFF DATE   AS OF CUTOFF DATE
------------------   --------------    ------------   -----------------   -----------------
California ...           2,916             14.25%      $53,601,651.80          13.29%
Texas ........           2,157             10.54        46,582,005.42          11.55
Florida ......           1,693              8.28        33,812,772.25           8.39
Arizona ......             921              4.50        15,991,879.78           3.97
Minnesota ....             534              2.61        14,430,516.88           3.58
Washington ...             578              2.83        14,119,784.57           3.50
Georgia ......             672              3.29        13,170,444.84           3.26
North Carolina             884              4.32        12,968,948.25           3.21
Colorado .....             625              3.06        11,600,367.90           2.87
Tennessee ....             441              2.16        11,258,849.96           2.79

(1) Based on the billing address of the Obligor set forth in Green Tree's records.


         DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS OF INITIAL CONTRACTS


                                                                               7

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                                                                                % OF
                                                                                INITIAL CONTRACTS
                                                         AGGREGATE PRINCIPAL    BY OUTSTANDING
                                    NUMBER OF CONTRACTS  BALANCE OUTSTANDING    PRINCIPAL BALANCE
ORIGINAL CONTRACT AMOUNT              AS OF CUTOFF DATE    AS OF CUTOFF DATE    AS OF CUTOFF DATE
------------------------              -----------------    -----------------    -----------------
Less than $10,000....................           10,027   $  56,548,034.24           14.00%
Between $10,000 and $19,999..........            6,468      91,014,414.06         22.54
Between $20,000 and $29,999..........            1,634      39,177,262.83          9.71
Between $30,000 and $39,999..........              618      21,143,734.01          5.24
Between $40,000 and $49,999..........              422      18,717,366.00          4.64
Between $50,000 and $59,999..........              273      14,768,228.07          3.66
Between $60,000 and $69,999..........              169      10,886,051.22          2.70
Between $70,000 and $79,999..........              158      11,854,002.36          2.94
Between $80,000 and $89,999..........              134      11,283,820.88          2.80
Between $90,000 and $99,999..........              150      14,087,270.39          3.49
Between $100,000 and $109,999........               81       8,382,356.38          2.08
Between $110,000 and $119,999........               36       4,091,511.48          1.01
Between $120,000 and $129,999........               25       3,112,500.75           .77
Between $130,000 and $139,999........               28       3,775,689.47           .94
Between $140,000 and $149,999........               17       2,449,675.03           .61
Between $150,000 and $159,999........               22       3,381,799.09           .84
Between $160,000 and $169,999........               16       2,641,879.41           .65
Between $170,000 and $179,999........               16       2,798,290.46           .69
Between $180,000 and $189,999........               13       2,386,168.69           .59
Between $190,000 and $199,999........                8       1,538,271.63           .38
Between $200,000 and $249,999........               30       6,598,028.12          1.64
Between $250,000 and $299,999........               10       2,695,550.19           .67
Between $300,000 and $349,999........               14       4,435,090.92          1.10
Between $350,000 and $399,999........               15       5,589,294.27          1.39
Between $400,000 and $449,999........                9       3,846,997.83           .95
Between $450,000 and $499,999........                9       4,301,072.56          1.07
Between $500,000 and $549,999........                9       4,719,839.95          1.17
Between $550,000 and $599,999........                3       1,721,766.90           .43
Between $600,000 and $649,999........                3       1,882,721.62           .47
Between $650,000 and $699,999........                6       4,100,511.27          1.02
Between $700,000 and $749,999........                5       3,597,110.97           .89
Between $750,000 and $799,999........                0                .00           .00
Between $800,000 and $849,999........                1         835,411.00           .21
Between $850,000 and $899,999........                2       1,706,485.88           .42
Between $900,000 and $949,999........                5       4,600,044.81          1.14
Between $950,000 and $999,999........                3       2,954,315.05           .73
Over $999,999........................               17      25,915,260.65          6.42
                                                ------    ---------------        ------
     Total...........................           20,456    $403,537,828.44        100.00%
                                                ======    ===============        ======


                    YEAR OF ORIGINATION OF INITIAL CONTRACTS


                                                                               8

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                                          AGGREGATE            % OF
                                          PRINCIPAL      INITIAL CONTRACTS
                      NUMBER OF            BALANCE        BY OUTSTANDING
YEAR OF               CONTRACTS         OUTSTANDING      PRINCIPAL BALANCE
ORGINATION        AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
----------        -----------------   -----------------  -----------------
1990.............         1                $72,714.42           .02%
1991.............         0                       .00           .00
1992.............         0                       .00           .00
1993.............         0                       .00           .00
1994.............         2                 11,625.78            *
1995.............         8                178,460.16           .04
1996.............        49              1,379,000.56           .34
1997.............       117              3,386,560.01           .84
1998.............    20,279            398,509,467.51         98.76
                     ------            --------------         -----
        Total...     20,456           $403,537,828.44        100.00%
                     ======           ===============        ======

* Indicates an amount greater than zero but less than .005% of Cutoff Date Principal balance.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                          AGGREGATE            % OF
                                          PRINCIPAL      INITIAL CONTRACTS
                      NUMBER OF            BALANCE        BY OUTSTANDING
LOAN-TO-VALUE         CONTRACTS         OUTSTANDING      PRINCIPAL BALANCE
RATIO             AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
----------        -----------------   -----------------  -----------------
Less than 61%.....       1,539          $14,056,602.25           3.48%
From 61 to 65%....         585            6,588,990.46           1.63
From 66 to 70%....         789            9,952,970.08           2.47
From 71 to 75%....       1,431           18,595,219.11           4.61
From 76 to 80%....       2,096           35,057,256.37           8.69
From 81 to 85%....       3,031           54,303,392.14          13.46
From 86 to 90%....       5,823           95,500,001.76          23.67
From 91 to 95%....       2,619           59,647,906.29          14.78
Over 95%..........       2,543          109,835,489.98          27.21
                        ------         ---------------         ------
     Total........      20,456         $403,537,828.44         100.00%
                        ======         ===============         ======



                             INITIAL CONTRACT RATES



                                                                               9

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                                                   AGGREGATE            % OF
                                                   PRINCIPAL      INITIAL CONTRACTS
                               NUMBER OF            BALANCE        BY OUTSTANDING
                               CONTRACTS         OUTSTANDING      PRINCIPAL BALANCE
CONTRACT RATE              AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
-------------              -----------------   -----------------  -----------------
Less than 7.001%..........           2              $933,846.68           .23%
  7.001% to 8.000%........         103            28,140,372.15          6.97
  8.001% to 9.000%........       1,223            97,374,553.23         24.13
  9.001% to 10.000%.......       3,537            96,752,495.26         23.98
10.001% to 11.000%........       4,544            74,148,373.97         18.37
11.001% to 12.000%........       3,190            38,697,308.39          9.59
12.001% to 13.000%........       2,337            26,861,584.38          6.66
13.001% to 14.000%........       1,230            12,449,626.91          3.09
14.001% to 15.000%........       1,791            12,923,216.25          3.20
15.001% to 16.000%........       1,011             6,565,006.62          1.63
16.001% to 17.000%........         726             4,646,644.22          1.15
Over 17.000%..............         762             4,044,800.38          1.00
                                ------          ---------------         -----
     Total................      20,456          $403,537,828.44        100.00%
                                ======          ===============        ======

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                               AGGREGATE            % OF
                                               PRINCIPAL      INITIAL CONTRACTS
                           NUMBER OF            BALANCE        BY OUTSTANDING
REMAINING MONTHS TO        CONTRACTS         OUTSTANDING      PRINCIPAL BALANCE
MATURITY               AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
-------------          -----------------   -----------------  -----------------
Fewer than 31.........          805          $10,101,575.38          2.50%
  31 to  60...........        8,585          139,075,397.01         34.46
  61 to  90...........        4,069           59,825,017.08         14.83
  91 to 120...........        2,181           40,783,145.17         10.11
121 to 150............        3,148           53,650,735.09         13.30
151 to 180............        1,472           71,844,208.57         17.80
181 to 210............            9              529,736.06          0.13
211 to 240............          187           27,728,014.08          6.87
                             ------         ---------------        ------
     Total............       20,456         $403,537,828.44        100.00%
                             ======         ===============        ======


                        GREEN TREE FINANCIAL CORPORATION

     The following information supplements the information in the Prospectus under the heading "Green Tree Financial

                                                                              10

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Corporation."

DELINQUENCY, LOAN LOSS AND REPOSSESSION INFORMATION
The following tables set forth information relating to Green Tree's delinquency, loan loss and repossession experience for each period indicated with respect to all consumer product and equipment contracts it has purchased and continues to service, including such contracts which do not meet the criteria for selection as a Contract.

                             DELINQUENCY EXPERIENCE


                                                             AT DECEMBER 31,
                                              -------------------------------------------     MARCH 31,
                                                1994        1995        1996        1997        1998
                                              -------     -------     -------     -------     -------
Number of Contracts Outstanding (1) ......     21,137      49,998     104,698     158,418     167,381
Number of Contracts Delinquent (2)
     30--59 Days .........................        181         643       1,390       1,613       1,429
     60--89 Days .........................         50         219         494         692         558
     90 Days or More .....................        134         350         934       1,532       1,589
                                              -------     -------     -------     -------     -------
Total Contracts Delinquent ...............        365       1,212       2,818       3,837       3,576
                                              =======     =======     =======     =======     =======
Delinquencies as a Percentage of Contracts
   Outstanding (3) .......................       1.73%       2.42%       2.69%       2.42%       2.14%

(1)  Excludes contracts already in repossession.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of contracts.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------      MARCH 31,
                                         1994           1995          1996            1997            1998
                                      ----------     ----------     ----------     ----------     -----------
Number of Contracts Serviced (1) .        21,283         50,265        105,369        159,496        168,595
Principal Balance of Contracts (1)    $  148,734     $  506,459     $1,350,964     $2,352,141     $2,553,866
Contract Liquidations:
     Units .......................           145            379          1,968          3,601          1,176
     Percentage (2) ..............          0.68%          0.75%          1.87%          2.26%          0.70%

Net Losses:
     Dollars (3) .................    $      884     $    1,907     $    9,249     $   15,050     $    5,031
     Percentage (4) ..............          0.59%          0.38%          0.68%          0.64%          0.20%

(1)  As of period end. Includes contracts already in repossession.
(2) As a percentage of the total number of contracts being serviced as of period end.
(3) The calculation of net loss includes unpaid interest to the date of repossession and all expenses of repossession and liquidation.
(4) As a percentage of the principal balance of contracts being serviced as of period end.

     The following tables indicate the projected weighted average lives of each Class of Notes and Certificates at the indicated percentages of the Base Case prepayment model.
                          AVERAGE LIFE OF THE CLASS A-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                80%     90%     100%     110%    120%
                               -----   -----    ----     ----    ----
Weighted Average Life(1)
   (Years)....................  0.35    0.33     0.30    0.28     0.27


                                                                              11

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                          AVERAGE LIFE OF THE CLASS A-2
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:


                                80%     90%      100%       110%      120%
                               -----   -----     ----       ----      ----
Weighted Average Life(1)
   (Years)....................  1.36    1.27     1.18      1.11       1.04


                          AVERAGE LIFE OF THE CLASS A-3
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                80%     90%     100%     110%    120%
                               -----   -----    ----     ----    ----
Weighted Average Life(1)
   (Years)....................  2.73    2.55     2.39    2.24     2.11


                          AVERAGE LIFE OF THE CLASS A-4
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                80%     90%     100%     110%    120%
                                ----   -----    ----     ----    ----
Weighted Average Life(1)
   (Years)....................  4.02    3.80     3.58    3.38     3.18


                          AVERAGE LIFE OF THE CLASS A-5
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                80%     90%     100%     110%    120%
                                ----   -----    ----     ----    ----
Weighted Average Life(1)
   (Years)....................  5.40    5.06     4.77    4.51     4.26


                          AVERAGE LIFE OF THE CLASS A-6
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                        80%      90%     100%    110%    120%
                                       -----    -----    ----    ----    ----
Weighted Average Life(1) (Years)......  6.80     6.35    5.94    5.58     5.25


                          AVERAGE LIFE OF THE CLASS A-7
NOTES, CLASS B-1 AND CLASS B-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                   BASE CASE PREPAYMENT MODEL SET FORTH BELOW:

                                        80%      90%     100%    110%    120%
                                       -----    -----    ----    ----    ----
Weighted Average Life(1) (Years)......  7.29     6.88    6.46    6.04     5.71

1) The weighted average life of Notes and Certificates are determined by (i) multiplying the amount of cash distributions in reduction of the principal balance of such Note or Certificate by the number of years from the date of issuance of such Notes or Certificates to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Notes or Certificates.


                                                                              12

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.